EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Steinway Musical Instruments, Inc. (the “Company”) for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dana D. Messina, Chief Executive Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dana D. Messina

President and Chief Executive Officer
(Principal Executive Officer)

May 10, 2005

A signed original of this written statement required by Section 906 has been provided to Steinway Musical Instruments, Inc. and will be retained by Steinway Musical Instruments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.